SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

/X/      Filed by the Registrant
/ /      Filed by a Party other than the Registrant

Check the Appropriate Box:

/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

--------------------------------------------------------------------------------


                          THE SWISS HELVETIA FUND, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                 NOT APPLICABLE

Payment of Filing Fee (Check Appropriate Box):

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1.     Title of each class of securities to which transaction applies:
                               Not Applicable
         2.     Aggregate number of securities to which transaction applies:
                               Not Applicable
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                               Not Applicable
         4.     Proposed maximum aggregate value of transaction:
                               Not Applicable
         5.     Total fee paid:
                                 Not Applicable
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1.       Amount Previously Paid:
                  2.       Form, Schedule or Registration No.:
                  3.       Filing Party:
                  4.       Date Filed:

                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                                    Suite 915
                            New York, New York 10111

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 1997
                    ----------------------------------------

To our Stockholders:

                  Notice is hereby given that an Annual Meeting of Stockholders of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 10:30 a.m. on May 14, 1997 at The Drake Swissotel, Empire Suite, 440 Park Avenue, New York, New York 10022, for the following purposes:

                  1. To elect three Class III Directors to serve for a three-year term.

                  2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the calendar year ending December 31, 1997.

                  3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

                  Only holders of Common Stock of record at the close of business on March 25, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                                            Paul R. Brenner
                                                                  Secretary
Dated:  April 1, 1997

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                                    Suite 915
                            New York, New York 10111

                         Annual Meeting of Stockholders
                                  May 14, 1997


                                 PROXY STATEMENT


         This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:30 a.m. on May 14, 1997 at The Drake Swissotel, Empire Suite, 440 Park Avenue, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

         If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the other proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee Stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required.

         The close of business on March 25, 1997 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 12,261,692 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 1, 1997.

         The date of this Proxy Statement is April 1, 1997.

                              ELECTION OF DIRECTORS

                                  (Proposal 1)

         The Fund's Certificate of Incorporation (the "Certificate") provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently eight and is divided into two classes of three each and one class of two. The Class III directors were elected in 1994 to serve until the Annual Meeting in 1997. Thus, the Class III nominees are the only nominees to be considered for election at the Meeting and each will serve, if elected, a three-year term of office until the Annual Meeting in 2000, or until his respective successor shall be elected and shall qualify.

         Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy FOR the election of the three Class III nominees listed below. Each Class III nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a Director. Each of the Class III nominees is currently a member of the Board of Directors.


Required Vote

         In accordance with Delaware law and the Fund's Certificate of Incorporation and By-laws, Directors are elected by a plurality of the votes cast at the Meeting by the Stockholders entitled to vote. Abstentions and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

         The Board of Directors recommends a vote FOR Proposal 1.

Certain Information Concerning Directors and Executive Officers

         The following table shows certain information about each person nominated for election, and each person continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 1996. All of the Directors and Executive Officers of the Fund have served the Fund in the capacities listed since 1987, except as follows: The Baron Hottinger was Chairman of the Board of Directors of the Fund from 1987 to 1989 and Mr. Paul Hottinguer was elected Chairman in 1989. Mr. Claude Mosseri-Marlio was first elected as a Director by the Board of Directors in March 1993 to fill a vacancy on the Board. He was elected to a full three year term as a Class III Director by the Stockholders at the 1994 Annual Meeting. Mr. Alexandre de Takacsy and Mr. Donald M. Wilkinson, Jr. resigned as Class I and Class III Directors, respectively, on February 8, 1994 and the Board determined not to fill the vacancy for the unexpired portion of the term of each such former Director at that time. On September 21, 1995, the Board determined to fill the vacancies created by the resignations of Messrs. de Takacsy and Wilkinson by electing Mr. Claude W. Frey and Stephen K. West, Esq. as their respective successors. Mr. Rodolphe E. Hottinger was elected Executive Vice President and Chief Operating Officer on May 17, 1994. Mr. Rudolf S. Millisits was elected Vice President on September 21, 1995. Mr. Richard A. Brealey and Henry B. Hyde, Esq. resigned as Class I and Class III Directors, respectively, on May 15, 1996 and the Board determined not to fill the vacancy for the unexpired portion of the term of each such former Director at that time. Mr. Brian C. Nelson resigned as Vice President on September 18, 1996 and the Board elected Mr. Scott J. Liotta to fill the vacancy for the unexpired portion of Mr. Nelson's term of office. Mr. Georges L. de Montebello, President and Chief Investment Officer of the Fund since August 1987 died on December 11, 1996. Mr. Rodolphe E. Hottinger was elected Acting President on December 12, 1996.

                               Class III Directors
                        (Whose Terms Will Expire in 2000)



                                                                      Principal                          Shares of
                                        Position                 Business Experience                   Common Stock
                                          with                    and Directorships                 Beneficially Owned
          Name               Age          Fund                 During Past Five Years               at Dec. 31, 1996(1)
          ----               ---          ----                 ----------------------               -------------------
----------------------------------------------------------------------------------------------------------------------
*Mr. Paul Hottinguer         54     Chairman,        General Partner: Hottinger & Cie (Zurich)            45,505(2)
Hottinger & Cie                     Director and     and Hottinguer & Cie (Paris) from 1969 to
Dreikonigstrasse 55                 Chief            1990;  President: Gaspee (real estate) since
8027 Zurich                         Executive        1992, Financiere Hottinguer (holding
Switzerland                         Officer          company) since 1990, Financiere Provence
                                                     Participations (venture capital firm) since
                                                     1990, Drouot Securite since 1986,
                                                     Hottinguer Gestion (Luxembourg) (investment
                                                     advisor) since 1991, Hottinger International
                                                     Fund - "U.S. Growth Fund" (publicly held
                                                     Luxembourg mutual fund), ECU Invest Sicav
                                                     (publicly held Luxembourg mutual fund);
                                                     Vice-President and Managing Director: Banque
                                                     Hottinguer (Paris) since 1990, Societe pour
                                                     le Financement de Bureaux et d'Usines
                                                     Sofibus (real estate) since 1982; Managing
                                                     Director: Intercom (holding company) since
                                                     1984; Administrator: Investissement
                                                     Hottinguer S.A. since 1989, Finaxa
                                                     (Compagnie Financiere Drouot) since 1982,
                                                     Alpha Assurances-Vie since 1992; Permanent
                                                     Representative: Hottinguer Finance to
                                                     Ecofia, Banque Hottinguer to Provence
                                                     International (publicly held French mutual
                                                     fund), Banque Hottinguer to PPC, Banque
                                                     Hottinguer to Croissance Britannia, Banque
                                                     Hottinguer to Hottinguer Gestion, Banque
                                                     Hottinguer to Harwanne Allemagne; Chairman
                                                     of the Board: Strategic Committee of Norwich
                                                     Union (France); Member of the Board: Conseil
                                                     de Surveillance of EMBA N.V.; Vice Chairman
                                                     of the Board, Director and Member of
                                                     Investment Committee: Hottinger Capital
                                                     Corp.
----------------------------------------------------------------------------------------------------------------------

Mr. Claude Mosseri-          66     Director         Financial consultant, portfolio management            2,854
  Marlio                                             since 1982; Managing Director: Winthrop
6 bis rue du Cloitre                                 Laboratories 1979-1982; Managing
 Notre-Dame                                          Director - Europe, Middle East and Africa:
75004 Paris, France                                  Mallinckrodt, Inc., 1975-1978.
----------------------------------------------------------------------------------------------------------------------

Stephen K. West, Esq.        68     Director and     Partner: Sullivan & Cromwell from 1964                3,000
Sullivan & Cromwell                 Counsel to       through 1996; Of Counsel: Sullivan &
125 Broad Street                    Non-             Cromwell since January 1, 1997; Director:
New York, NY 10005                  Interested       Pioneer Funds; AIM Management Group
                                    Directors        Inc.; Winthrop Focus Funds; ING America
                                                     Holdings, Inc. since 1996.
----------------------------------------------------------------------------------------------------------------------

                                Class I Directors
                        (Whose Terms Will Expire in 1998)

                                                                      Principal                          Shares of
                                        Position                 Business Experience                   Common Stock
                                          with                    and Directorships                 Beneficially Owned
          Name               Age          Fund                 During Past Five Years               at Dec. 31, 1996(1)
          ----               ---          ----                 ----------------------               -------------------
----------------------------------------------------------------------------------------------------------------------

Mr. Eric R. Gabus            69     Director,        Chairman: L'Express Communication                     3,000
St. Dominique                       Vice             (Neuchatel); Director: Sopad-Nestle (Paris)
1815 Clarens                        Chairman         from 1982 to 1993; Member of the
Switzerland                         (Non-            Foundation Yehudi Menuhin, Art Law
                                    Officer)         Center, Centre Europeon de la Culture, Pro
                                                     C.I.C.R; Deputy Chairman: Credit Suisse
                                                     First Boston (London) from 1982 to 1986;
                                                     General Manager: Nestle S.A. from 1969 to
                                                     1982.
----------------------------------------------------------------------------------------------------------------------

Claude W. Frey               53     Director         President of the Swiss Parliament (1994-                0
Clos 108                                             1995); Member of the Swiss Parliament
2012 Auvernier                                       since 1979; Chairman of the Board:
Switzerland                                          Federation of Swiss Food Industries since
                                                     1991; Association of Swiss Chocolate
                                                     Manufacturers since 1991; Swiss
                                                     Association of Biscuits and Sugar
                                                     Confectioners Industries since 1991;
                                                     Director: Federation of Swiss Employers'
                                                     Associations since 1995.
----------------------------------------------------------------------------------------------------------------------


                               Class II Directors
                      (Nominees for Terms Expiring in 1999)


----------------------------------------------------------------------------------------------------------------------
Mr. Jean-Louis               80     Director         President: Sulzer Infra from 1981 to 1991;            4,000
  Gillieron                                          Director: Credit Parisien and Finter Bank
La Forest                                            (France) from 1981 to 1991; President:
45700 Montcresson                                    George Fischer (France) from 1971 to
France                                               1981; Director: Camille Bauer (France).

----------------------------------------------------------------------------------------------------------------------





                                                                      Principal                          Shares of
                                        Position                 Business Experience                   Common Stock
                                          with                    and Directorships                 Beneficially Owned
          Name               Age          Fund                 During Past Five Years               at Dec. 31, 1996(1)
          ----               ---          ----                 ----------------------               -------------------
----------------------------------------------------------------------------------------------------------------------

*The Baron Hottinger         62     Director         General Partner: Hottinger & Cie (Zurich);           45,505(2)
Hottinger & Cie                                      President: Banque Hottinguer & Cie (Paris),
Dreikonigstrasse 55                                  Sofibus SA (real estate); Vice President and
8027 Zurich                                          Director: Financiere Hottinguer (holding
Switzerland                                          company); Administrator: Investissement
                                                     Hottinguer S.A. (holding company), AXA, AXA
                                                     Assurances IARD, UNI Europe Assurances, AXA
                                                     Assurances Vie, UNI Europe Vie, Alpha
                                                     Assurances Vie, Finaxa, Hottinger
                                                     International Fund - "U.S. Growth Fund"
                                                     (publicly held Luxembourg mutual fund), ECU
                                                     Invest (publicly held Luxembourg mutual
                                                     fund), Hottinguer Gestion (Luxembourg)
                                                     (investment advisor); Director: Alliance
                                                     Capital Management Corp., Donaldson, Lufkin
                                                     & Jenrette, Inc. (NY); Auditor: Didot
                                                     Bottin, Caisse d'Escompte du Midi,
                                                     Financiere Provence de Participations (FPP)
                                                     (venture capital); Managing Director:
                                                     Intercom (holding company), Sofides (real
                                                     estate); Permanent Representative of Banque
                                                     Hottinguer to I.F.D. (Investissement Finance
                                                     et Developement), AXA to AXA Millesime and
                                                     Axiva, and of Cie Financiere SGTE to
                                                     Schneider S.A.; Vice President: Gaspee (real
                                                     estate); Chairman of the Board: AXA Belgium;
                                                     Member of the Board: Conseil de Surveillance
                                                     of EMBA N.V. (holding company); Chairman of
                                                     the Board and Director: Hottinger Capital
                                                     Corp.
----------------------------------------------------------------------------------------------------------------------




                                                                      Principal                          Shares of
                                        Position                 Business Experience                   Common Stock
                                          with                    and Directorships                 Beneficially Owned
          Name               Age          Fund                 During Past Five Years               at Dec. 31, 1996(1)
          ----               ---          ----                 ----------------------               -------------------
----------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III,         61     Director         Senior Vice President and General Counsel:            1,403
Esq.                                                 Stateside Associates, Inc. since August,
Stateside Associates,                                1993; Samuel B. Witt, III, Attorney-at-
Inc.                                                 Law,  since August, 1993; Partner:
2300 Clarendon Blvd.                                 Womble Carlyle Sandridge & Rice from
Suite 407                                            June, 1989 to August, 1993; Assistant
Arlington, Virginia                                  Secretary: Fortune Technologies, Inc. from
22201-3367                                           1990 until December, 1993; Trustee: The
                                                     Williamsburg Investment Trust since 1989;
                                                     Member, Board of Visitors: Virginia
                                                     Military Institute since July, 1994; Director
                                                     and Secretary: Stateside Associates, Inc.
                                                     since 1989 and Global Energy Management
                                                     Company, Inc. since 1991; Director:
                                                     Decision Point Marketing, Inc. from 1990
                                                     through 1996, U.S. Games from October
                                                     1994 through September 1996 and
                                                     Grossman's Inc. since December 1996;
                                                     Vice President and Special Counsel: R.J.R.
                                                     Nabisco, Inc. from June, 1988 to June,
                                                     1989; Vice President and Associate General
                                                     Counsel: R.J.R. Nabisco, Inc. from
                                                     February, 1988 to June, 1988;  Associate
                                                     General Counsel: R.J.R. Nabisco, Inc. from
                                                     November, 1986 to June, 1988; Vice-
                                                     President, General Counsel and Secretary:
                                                     R.J. Reynolds Tobacco Company from
                                                     August, 1981 to November, 1986.
----------------------------------------------------------------------------------------------------------------------




                                                         Executive Officers


                                                                      Principal                          Shares of
                                        Position                 Business Experience                   Common Stock
                                          with                    and Directorships                 Beneficially Owned
          Name               Age          Fund                 During Past Five Years               at Dec. 31, 1996(1)
          ----               ---          ----                 ----------------------               -------------------
----------------------------------------------------------------------------------------------------------------------
*Mr. Rodolphe E.             40     Acting           Director: Banque Hottinguer & Cie (Paris)            45,505(2)
Hottinger                           President and    since 1990, Sofibus SA (real estate), AXA
Hottinger & Cie                     Chief            Reassurance, USA, Infra 2000 (Neuchatel),
3 Place des Bergues                 Operating        and Rathbone PLC (Suisse);  Managing
C.P. 395                            Officer          Partner: Hottinger & Cie (Zurich) since
CH-1201 Geneva                                       1987; Partner: Hottinger & Cie (Zurich)
Switzerland                                          since 1987 (responsible for daily operations
                                                     since 1992) and Banque Hottinger & Cie
                                                     (Paris) from 1987 to 1990; President:
                                                     Hottinger Brothers & Cie, Inc. from 1982 to
                                                     1987 and Emba, NV since 1990; Vice Chairman
                                                     of the Board, Director, Chief Executive
                                                     Officer and Member of Investment Committee:
                                                     Hottinger Capital Corp. since 1994; Vice
                                                     Chairman: Hottinger Zueri Valore since 1996;
                                                     Founding Member of Swiss chapter of the
                                                     Association for Investment Management and
                                                     Research and Member of the Swiss Association
                                                     of financial analysts and investment
                                                     advisors.
----------------------------------------------------------------------------------------------------------------------

*Mr. Rudolf S.               39     Vice             Director: Hottinger Bank (Bahamas) Ltd.                500
Millisits                           President        since 1996; Executive Vice President,
Hottinger Capital                                    Portfolio Manager, Member of Investment
Corp.                                                Committee and Chief Compliance Officer:
630 Fifth Avenue                                     Hottinger Capital Corp. ("HCC") since
Suite 915                                            September 1994 (managed client accounts
New York, NY 10111                                   aggregating in excess of $268 million);
                                                     Assistant Secretary: HCC, since August
                                                     1995; Executive Vice President: Hottinger
                                                     U.S., Inc. since Sept. 1994 and Assistant
                                                     Secretary since August 1995; Vice
                                                     President and Portfolio Manager: Hottinger
                                                     & Cie (Zurich) since 1993 (managed client
                                                     accounts aggregating in excess of $100
                                                     million); Assistant Vice President and
                                                     Investment Advisor: Credit Suisse Geneva
                                                     (managed client accounts aggregating in
                                                     excess of $250 million).
----------------------------------------------------------------------------------------------------------------------


                                                                      Principal                          Shares of
                                        Position                 Business Experience                   Common Stock
          Name                            with                    and Directorships                 Beneficially Owned
          ----               Age          Fund                 During Past Five Years               at Dec. 31, 1996(1)
                             ---          ----                 ----------------------               -------------------
----------------------------------------------------------------------------------------------------------------------
*Mr. Edward J.               53     Vice             Principal, Alex. Brown & Sons                           0
Veilleux                            President        Incorporated since 1989; Executive Vice
Alex. Brown & Sons                  and              President, Investment Company Capital
Incorporated                        Treasurer        Corp. since 1987; Executive Vice
One South  Street                                    President, Alex. Brown Cash Reserve Fund
Baltimore, Maryland                                  since 1987; Vice President, Armata
21202                                                Financial Corp. since 1991 and of Flag
                                                     Investors Funds since 1984.
----------------------------------------------------------------------------------------------------------------------
*Mr. Scott J. Liotta         31     Vice             Vice President: Flag Investors Funds, ISI               0
Alex. Brown & Sons                  President        Funds, and Alex. Brown Cash Reserve
Incorporated                                         Fund since September 1996; Manager:
One South  Street                                    Fund Administration, Alex. Brown & Sons
Baltimore, Maryland                                  Incorporated since July 1996; Manager and
21202                                                Foreign Markets Specialist: Putnam
                                                     Investments Inc., April 1994 to July 1996
                                                     (responsible for all foreign market
                                                     registration for each fund managed by Putnam
                                                     Investments Inc.); Supervisor: Brown
                                                     Brothers Harriman & Co., August 1991 to
                                                     April 1994 (supervised team of 12 account
                                                     representatives responsible for day-to-day
                                                     operations of both custody and fund
                                                     accounting for large mutual fund complex).
----------------------------------------------------------------------------------------------------------------------
*Paul R. Brenner, Esq.       54     Secretary        Counsel, Christy & Viener (General                    5,077
700 White Plains Road                                Counsel to the Fund) since July 1996; Paul
Suite 223                                            R. Brenner, Attorney-at-Law since June
Scarsdale, New York                                  1993;  Counsel to the Fund since May
10583                                                1994; Partner: Kelley Drye & Warren,
                                                     1977 to 1993.
----------------------------------------------------------------------------------------------------------------------
*Mr. Joseph A. Finelli       39     Assistant        Vice President: Alex. Brown & Sons                      0
Alex. Brown & Sons                  Treasurer        Incorporated and Investment Company
Incorporated                                         Capital Corp. since September 1995 and
One South Street                                     Delaware Management Company Inc., 1980
Baltimore, Maryland                                  to August 1995; Vice President and
21202                                                Treasurer: The Delaware Group of Funds,
                                                     1980 to August 1995.
----------------------------------------------------------------------------------------------------------------------

----------------------------------
1 All Directors and Executive Officers as a group (10 persons) owned 65,339 shares, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

2 Hottinger & Cie (Zurich), a partnership, owns 31,568 shares of the Fund and Hottinger Capital Corp., the Fund's Investment Advisor, owns 13,937 shares of the Fund. Paul Hottinguer and The Baron Hottinger are brothers, and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are controlling partners of Hottinger & Cie (Zurich) and controlling shareholders and directors of Hottinger Capital Corp. and therefore share voting and investment power in connection with the 45,505 shares of the Fund owned by Hottinger & Cie (Zurich) and Hottinger Capital Corp.

         The Executive Officers of the Fund are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders.

         The Board of Directors has an Audit Committee whose current members are Messrs. Gillieron, West and Witt. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement. The Audit Committee held four meetings during the past calendar year. The Board of Directors also has a Nominating Committee whose current members are Messrs. Frey, Gabus and Mosseri-Marlio. The principal function of the Nominating Committee is to recommend to the Board nominees for election as Directors. The Nominating Committee held a meeting on March 13, 1997 to recommend to the Board of Directors the nominees for Class III Directors to be elected at the 1997 Annual Meeting. The Nominating Committee will consider nominees recommended by Stockholders if such recommendations are in writing and received by the Fund by the deadline for Stockholder proposals for the next Annual Meeting of Stockholders. Any such recommendations should be submitted to:
Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111. The Board of Directors does not have a Compensation Committee.

         During the calendar year 1996, the Board of Directors met four times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and, (ii) the total number of Meetings held by all Committees of the Board on which he served.

         Each Director who is not an interested person (as such term is defined in the 1940 Act) of the Fund or its investment advisor (each, a "non-interested Director") is currently paid an annual fee of approximately $7,750, plus $750 for each Meeting of the Board of Directors attended and $750 for each Committee Meeting attended, if held separately. The Chairman of the Audit Committee receives an annual fee of approximately $8,500 (in lieu of the approximate $7,750 annual fee paid to other non-interested Directors), plus the same $750 meeting fee paid to the other non-interested Directors. The annual fee of non-interested Directors (including the annual fee paid to the Chairman of the Audit Committee) is adjusted

-----------------------------------
* Indicates "Interested Person", as defined in the Investment Company Act of 1940 (the "1940 Act"). Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger & Cie (Zurich) and Hottinger U.S., Inc., controlling persons of Hottinger Capital Corp. ("HCC"), the Fund's Investment Advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is Acting President of the Fund; Rudolf S. Millisits is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC; Edward J. Veilleux is an "Interested Person" because he is Vice President and Treasurer of the Fund; Scott J. Liotta is an "Interested Person" because he is Vice President of the Fund; Joseph A. Finelli is an "Interested Person" because he is Assistant Treasurer of the Fund; and Paul R. Brenner is an "Interested Person" because he is Secretary of and Counsel to the Fund, Counsel to HCC and is Counsel to Christy & Viener, which serves as General Counsel for the Fund.

annually, as of each October 1, by the adjustment in the Consumer Price Index "All Items Price Index -- National", for the preceding twelve month period. In addition, the Fund reimburses such Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board Meetings. During the year ended December 31, 1996, all incumbent non-interested Directors as a group were entitled to receive from the Fund aggregate remuneration amounting to $69,500.31 and individual remuneration (exclusive of reimbursed expenses), as follows:


                                                               Pension Or
                                                               Retirement                                  Total
                                                                Benefits           Estimated           Compensation
                                            Aggregate          Accrued As           Annual            From Fund and
            Name of Person                Compensation        Part Of Fund       Benefits Upon        Fund Complex
              & Position                    From Fund           Expenses          Retirement         Paid To Directors
----------------------------------------------------------------------------------------------------------------------
Claude W. Frey, Director                   $10,745.16              $0                 $0                $10,745.16
----------------------------------------------------------------------------------------------------------------------
Eric R. Gabus, Director                    $13,745.16              $0                 $0                $13,745.16
----------------------------------------------------------------------------------------------------------------------
Jean-Louis Gillieron, Director             $13,745.16              $0                 $0                $13,745.16
----------------------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio, Director                $0*                 $0                 $0                    $0
----------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq., Director            $13,745.16              $0                 $0                $13,745.16
----------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq.                  $17,519.67              $0                 $0                $17,519.67
----------------------------------------------------------------------------------------------------------------------
TOTAL REMUNERATION:                        $69,500.31              $0                 $0                $69,500.31
                                           ==========              ==                 ==                ==========
----------------------------------------------------------------------------------------------------------------------


*Mr. Mosseri-Marlio waived his right to receive compensation from the Fund for services rendered during 1996.


No other Director of the Fund received compensation from the Fund, and no Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, these persons have been omitted from the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its Investment Advisor and affiliated persons of its Investment Advisor and any other persons beneficially owning more than ten percent of the Fund's common stock are required to report their ownership of the Fund's common stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during 1996. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during 1996.

Security Ownership of Certain Beneficial Owners

         As of December 31, 1996, no Stockholder, to the knowledge of management, beneficially owned more than 5% of the outstanding stock of the Fund.

Information About the Investment Advisory Agreement and the Investment Advisor

         At the Annual Meeting of Stockholders held on May 10, 1988, the Investment Advisory Agreement between the Fund and Hottinger Capital Corp. ("HCC") was approved by the Stockholders for the period ending August 17, 1989. The Investment Advisory Agreement was unanimously approved by the Board of Directors of the Fund, including a majority of the Directors who were not parties to the Investment Advisory Agreement or interested persons of the Investment Advisor annually from 1989 through 1993 for one year periods ending in August of the year following approval. At a Special Meeting of Stockholders held on February 8, 1994, the Investment Advisory Agreement was approved by the Stockholders for the period ending August 17, 1995. The Investment Advisory Agreement was unanimously approved by the Board of Directors of the Fund, including a majority of the Directors who were not parties to the Investment Advisory Agreement or interested persons of the Investment Advisor, in 1995 and 1996 for one year periods ending in August of the year following approval. In making their decisions, the Directors considered information relating to, among other things, the nature, quality and scope of the services to be provided to the Fund by HCC and comparative data with respect to advisory and management fees paid by other closed-end funds that invest primarily in securities of foreign issuers of a specified foreign country or foreign region; the fees paid to HCC; the financial condition of HCC; and the continuity of management and operations of HCC.

         HCC, whose principal office is located at 630 Fifth Avenue, Suite 915, New York, New York 10111, is a corporation organized under the laws of the State of Delaware, and is 100% owned by the Hottinger Group. Hottinger & Cie (Zurich), Dreikonigstrasse 55, 8027 Zurich, Switzerland, provides a full range of investment services for its customers, which services include international portfolio management and corporate finance. Hottinger & Cie (Zurich) is a partnership whose partners are The Baron Hottinger, Paul Hottinguer, Rodolphe Hottinger and Frederic Hottinger. Hottinger U.S. is indirectly owned by a corporation of which The Baron Hottinger, Paul Hottinguer and Rodolphe E. Hottinger own a greater than 70% interest.

         Certain information regarding the directors and principal executive officers of HCC as of December 31, 1996 (except as otherwise noted) is set forth below.




  Name and Address                         Position with HCC                      Principal Occupation
  ----------------                         -----------------                      --------------------
----------------------------------------------------------------------------------------------------------
The Baron Hottinger                     Chairman of the Board and               General Partner, Hottinger
Hottinger & Cie                         Director                                & Cie (Zurich); President,
Dreikonigstrasse 55                                                             Banque Hottinguer & Cie
8027 Zurich                                                                     (Paris)
Switzerland
----------------------------------------------------------------------------------------------------------
Rodolphe E. Hottinger                   Vice Chairman of the Board,             Managing Partner, Hottinger
Hottinger & Cie                         Director, Chief Executive               & Cie (Zurich); Director,
3 Place des Bergues                     Officer, and Member of                  Banque Hottinguer & Cie
Geneva 1211                             Investment Committee                    (Paris); President, Emba NV
Switzerland
----------------------------------------------------------------------------------------------------------
Paul Hottinguer                         Vice Chairman of the Board,             General Partner, Hottinger
Hottinger & Cie                         Director and Member of                  & Cie (Zurich); Managing
Dreikonigstrasse 55                     Investment Committee                    Director, Banque Hottinguer
8027 Zurich                                                                     & Cie (Paris)
Switzerland
----------------------------------------------------------------------------------------------------------
Alexandre de Takacsy                    Acting President, Vice                  President, Hottinger U.S.,
Banque Hottinguer & Cie                 Chairman of the Board,                  Inc.; Senior Advisor to the
38 Rue de Provence                      Director and Secretary                  Hottinger Group
75009 Paris
France
----------------------------------------------------------------------------------------------------------
Rudolf S. Millisits                     Executive Vice President,               Executive Vice President,
Hottinger Capital Corp.                 Portfolio Manager, Member               Portfolio Manager, Member
630 Fifth Avenue                        of Investment Committee                 of Investment Committee
Suite 915                               and Chief Compliance                    and Chief Compliance
New York, NY 10111                      Officer                                 Officer of Hottinger Capital
                                                                                Corp. and the Fund
----------------------------------------------------------------------------------------------------------
Dieter Buchholz*                        Senior Vice President and               Senior Vice President and
Hottinger & Cie                         Member of the Investment                Member of the Investment
Dreikonigstrasse 55                     Committee                               Committee of Hottinger
8027 Zurich                                                                     Capital Corp.; First Vice
Switzerland                                                                     President, Hottinger & Cie
                                                                                (Zurich)
----------------------------------------------------------------------------------------------------------
Philippe Comby                          Vice President                          Vice President of Hottinger
Hottinger Capital Corp.                                                         Capital Corp.
630 Fifth Avenue
Suite 915
New York, NY 10111
----------------------------------------------------------------------------------------------------------


Frederic Hottinger                      Director                                Director, Banque Hottinguer
Banque Hottinguer & Cie                                                         & Cie (Paris); General
38 Rue de Provence                                                              Partner, Hottinger & Cie
75009 Paris                                                                     (Zurich)
France
----------------------------------------------------------------------------------------------------------
Philippe Hottinger                      Director                                Director, Banque Hottinguer
Banque Hottinguer & Cie                                                         & Cie (Paris)
38 Rue de Provence
75009 Paris
France
----------------------------------------------------------------------------------------------------------
Henri Stalder                           Director and Member of                  Director, Hottinger & Cie
Hottinger et Cie                        Investment Committee                    (Zurich); Member of
Dreikonigstrasse 55                                                             Investment Committee of
8027 Zurich                                                                     Hottinger Capital Corp.
Switzerland
----------------------------------------------------------------------------------------------------------
Thomas O. Mueller**                     Treasurer                               Treasurer, Wilkinson
Hottinger Capital Corp.                                                         O'Grady & Co., Inc.
520 Madison Avenue
New York, NY 10022
----------------------------------------------------------------------------------------------------------

*Mr. Buchholz joined the Hottinger Group in 1996 and currently has investment responsibility for funds under management in excess of $350 million. Prior to joining the Hottinger Group, Mr. Buchholz served in various capacities with Bank Julius Baer, Zurich, Switzerland (and its affiliates) since 1987, including serving as a financial analyst, member of investment policy committees and having investment responsibilities for funds under management in excess of $400 million.

**Mr. Mueller resigned as Treasurer of HCC on January 22, 1997. On January 30, 1997 Mr. Philippe Comby was elected to succeed Mr. Mueller.

Terms of the Investment Advisory Agreement

         Under the Investment Advisory Agreement, HCC, subject to the supervision of the Fund's Board of Directors and in accordance with the Fund's investment objectives, policies and restrictions, determines securities suitable for investment by the Fund, makes investment decisions and places purchase and sale orders. The services of HCC to the Fund are not exclusive, it being free to render investment advisory services to others.

         The Investment Advisory Agreement provides that the Fund will pay to HCC an advisory fee at an annual rate of 1.00% of the Fund's month-end net assets up to $60 million, 0.90% of such assets between $60 million and $100 million, 0.80% of such assets between

$100 million and $200 million and 0.70% of such assets in excess of $200 million, computed and payable at the end of each calendar month. For the year ended December 31, 1996, HCC received advisory fees totaling $2,518,700.00 which represents an approximate rate of .82% of the Fund's average weekly net assets for the year. The advisory fee is higher than that charged to most other investment companies of comparable size which invest in U.S. securities but is generally comparable to fees paid by other investment companies that invest primarily in securities of foreign issuers of a specified foreign country or foreign region.

         The Investment Advisor will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters relating to the Investment Advisory Agreement. The Investment Advisor, however, will be liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Investment Advisory Agreement. The Investment Advisor will be liable for any loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940
Act).

         The Investment Advisory Agreement provides that the Investment Advisor will bear all expenses of its employees and overhead incurred by it in connection with its duties thereunder. The Investment Advisor pays all salaries and fees of the Fund's Directors and Officers who are interested persons (as such term is defined in the 1940 Act) other than the salaries and fees of the employees of the Fund's Administrator or legal counsel. The Fund bears all of its own expenses, including but not limited to the following: fees and out-of-pocket travel expenses of the Fund's non-interested Directors and other expenses incurred by the Fund in connection with meetings of the Fund's Board of Directors and committees thereof; interest expenses; taxes and governmental fees; brokerage commissions incurred in acquiring or disposing of the Fund's portfolio securities; membership dues to professional organizations; allocable premiums for fidelity bond and liability insurance coverages; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund's legal counsel and independent accountants; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of Stockholders' Meetings and preparing and distributing proxies and reports to Stockholders.

Information about the Administrator

                  The Administrator of the Fund is Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the best price together with efficient execution, taking into account such factors as commission, size of order, difficulty of execution and skill required of the broker. Brokerage commission rates in Switzerland are negotiable. Purchase and sale orders may be executed with any number of banks and brokers. The Fund may place brokerage orders with Hottinger & Cie (Zurich). The Fund's policy requires that commissions paid to Hottinger & Cie (Zurich) be reasonable and fair compared with commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. The Fund cannot engage in principal transactions with Hottinger & Cie (Zurich).

         During the year ended December 31, 1996, the Fund incurred aggregate brokerage commissions of 346,121 Swiss Francs (approximately $258,627.00). Of such amount, the Fund paid brokerage commissions to Hottinger & Cie (Zurich) amounting to 67,596 Swiss Francs (approximately $50,509.00) which constituted 19.50% of the Fund's aggregate brokerage commissions. Of the Fund's aggregate Swiss Franc amount of transactions involving the payment of commissions, 24.91% were effected through Hottinger & Cie (Zurich). (All dollar equivalents contained herein were computed on the basis of $0.7472 per Swiss Franc, the rate of exchange on December 31, 1996.)

         Subject to best execution, orders may be placed with banks and brokers, other than Hottinger & Cie (Zurich), who supply research, market and statistical information (i.e., persons who provide brokerage and research services as provided in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) to the Fund and HCC. The Fund's commissions to such banks and brokers may not always represent the lowest obtainable commission rates, although they must be reasonable in relation to the benefits received. Research provided by others may be used by HCC in advising other clients. Conversely, if such information is provided to HCC by banks and brokers through whom their other clients effect securities transactions, such information may be useful to them in providing services to the Fund. Although research from banks and brokers may be useful to HCC, it will be only supplementary to its own efforts. For the calendar year ended December 31, 1996, transactions in portfolio securities of the Fund totaling 101,357,195 Swiss Francs (approximately $75,735,780.00) with associated brokerage commissions of approximately 278,525 Swiss Francs (approximately $208,119.00) were allocated to persons or firms supplying investment information and research to HCC.

         The Fund's Audit Committee and Board of Directors reviews periodically the brokerage commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits realized by the Fund.

         The rate of portfolio turnover for the year ended December 31, 1996 was approximately 19%.

                        SELECTION OF INDEPENDENT AUDITORS

                                  (Proposal 2)

         A majority of the members of the Board of Directors who are non-interested Directors of the Fund have selected Deloitte & Touche LLP ("D&T") as independent auditors for the Fund for the calendar year ending December 31, 1997. That firm, or a predecessor firm, has served as independent auditors for the Fund since 1987. A representative of D&T is expected to be present at the Meeting to answer appropriate questions concerning the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so. It is intended that the persons named in the accompanying Proxy will vote FOR ratification of the selection of D&T as independent auditors. Although the submission of this matter to the Stockholders is not required by law, if this appointment is not ratified by the Stockholders, the Board of Directors will reconsider its selection of independent auditors.

Required Vote

         The selection of the independent auditors will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions will have the same practical effect as a negative vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote.

         The Board of Directors recommends a vote FOR Proposal 2.


                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before December 2, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. Any such proposals should be submitted in writing to: Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or HCC or by agents of the Fund or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

                                 VOTING RESULTS

         The Fund will advise the Stockholders of the voting results of the matters voted upon at the Annual Meeting in the 1997 Semi-Annual Report to Stockholders.

                                  ANNUAL REPORT

         The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report to any Stockholder upon request addressed to Rudolf S. Millisits, Vice President, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111 (toll free telephone number:
1-888-794-7700).

         STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.


                                                              Paul R. Brenner
                                                                    Secretary
Dated: April 1, 1997

                                   [SIDE ONE]


                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                          New York, New York 10111-0001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT,
          DATED APRIL 1, 1997, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

         The undersigned hereby appoints Paul R. Brenner and Edward J. Veilleux as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on March 25, 1997 at an Annual Meeting of Stockholders to be held at The Drake Swissotel, Empire Suite, 440 Park Avenue, New York, NY 10022 on May 14, 1997, or any adjournment thereof.

----------------------------------------------------------------------------------------------------------------
1.  ELECTION OF DIRECTORS               |_|  For all nominees listed below      |_|  WITHHOLD AUTHORITY
                                        (except as marked to the contrary       (to vote for all nominees listed
                                        below)                                  below)
----------------------------------------------------------------------------------------------------------------

         (INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name on the list below).

         Class III Directors: Paul Hottinguer, Claude Mosseri-Marlio and Stephen
         K. West, Esq.

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the year ending December 31, 1997.


      |_| FOR              |_| AGAINST             |_|  ABSTAIN

3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

                               (Continued, and to be signed on the reverse side)

                                   [SIDE TWO]


(Continued from other side)

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposals 1 and 2.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO THE FUND.

                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please provide the
                                             full name of the corporation and
                                             the signature of the authorized
                                             officer signing on its behalf and
                                             the corporate seal affixed.

                                             Dated:                      , 1997
                                                   ----------------------
                                             Name of Corporation (if applicable)


                                             -----------------------------------


                                             (By)
                                                 -------------------------------
                                                          (Signature)